UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 2, 2006

Diebold, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5995 Mayfair Road, P.O.Box 3077, North Canton, Ohio		44720-8077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 490-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 2, 2006, Diebold, Incorporated (the "Company") announced that it has issued notes in a private placement to certain institutional investors in an offering exempt from the registration requirements of the Securities Act of 1933 ("Securities Act"). Pursuant to Rule 135c of the Securities Act, the Company is filing with this Current Report on Form 8-K the press release attached hereto as Exhibit 99.1.

The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 News Release of Diebold, Incorporated dated March 2, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated

March 7, 2006	By:	/s/ Michael R. Moore

Name: Michael R. Moore
Title: Vice President and Corporate Controller (Prinicipal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	News Release of Diebold, Incorporated dated March 2, 2006.